EXHIBIT 99.906.CERT

N-CSR Exhibit for Item 12(b): SECTION 906 CERTIFICATIONS

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of M Funds, Inc. (the “Registrant”) on Form N-CSR for the period ended June 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (“the Report”), the undersigned hereby certifies that, to the best of such officer’s knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	August 26, 2009	/s/ Daniel F. Byrne
Daniel F. Byrne
President/Principal Executive Officer

Date:	August 26, 2009	/s/ David Lees
David Lees
Treasurer/Principal Financial and Accounting Officer

This certification is being furnished to the Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.